UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                         -------------------------------

       Date of Report (Date of earliest event reported): December 23, 2004


                               STEVEN MADDEN, LTD.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                       0-23702                  13-3588231
----------------------------    -----------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification Number)


52-16 Barnett Avenue, Long Island City, New York               11104
------------------------------------------------          -----------------
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:        (718) 446-1800
                                                          -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
              ------------

On December 23, 2004, Steven Madden, Ltd. (the "Company") issued a press release to announce that the Outside Directors of the Company had sent a letter dated December 23, 2004 to Barington Capital Group, L.P. ("Barington") in response to a letter dated December 13, 2004 that was sent to the Company from Barington and was filed with the Securities and Exchange Commission as Exhibit 99.4 to Amendment No. 3 to the Schedule 13D filed by Barington with respect to the Company. The press release includes the full text of the letter sent on December 23, 2004 by the Outside Directors of the Company to Barington. A copy of the December 23, 2004 press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.


Item 9.01(c)  Financial Statements and Exhibits.
              ----------------------------------

              99.1 Press Release dated December 23, 2004 regarding the letter sent to Barrington from the Outside Directors of the Company on December 23, 2004 and including the full text of that letter.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         STEVEN MADDEN, LTD.



                                         By:  /s/ JAMIESON KARSON
                                             -----------------------------------
                                             Name:  Jamieson Karson
                                             Title: Chairman and Chief Executive
                                                    Officer


Date:  December 23, 2004


                                       -3-